SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): June 30, 1999


                         SAKS CREDIT CARD MASTER TRUST
                         -----------------------------
              (Exact Name of Registrant as Specified in Charter)


     Not Applicable             333-28811-01              Not Applicable
     --------------             ------------              --------------
     (State or Other            (Commission               (IRS Employer
     Jurisdiction of            File Number)              Identification No.)
     Incorporation)


                  P.O. Box 20080, Jackson, Mississippi  39289
              ---------------------------------------------------
        (Addresses of Principal Executive Offices, including Zip Code)

                                (601) 968-4400
                 ---------------------------------------------
             (Registrant's Telephone Number, including Area Code)

                      Proffitt's Credit Card Master Trust
          ----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
------     ------------

        As of June 30, 1999, Saks Credit Corporation became the Transferor, pursuant to the Pooling and Servicing Agreement, as amended, among Saks Credit Corporation (as successor to Proffitt's Credit Corporation), as Transferor, Saks Incorporated, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee

        As of July 1, 1999 the name of the Registrant was changed from the Proffitt's Credit Card Master Trust to the Saks Credit Card Master Trust.


Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.
------     -------------------------------------------------------------------

        (c)    Exhibits.

               The following exhibits are filed herewith:

        Exhibit No.                         Description
        -----------                         -----------

        3.1            Certificate of Incorporation of Saks Credit Corporation

        3.2            Bylaws of Saks Credit Corporation

        99.1 Amendment No. 2 dated as of July 1, 1999, to the Master Pooling and Servicing Agreement dated as of August 21, 1997, by and among Saks Credit Corporation, as Transferor, Saks Incorporated, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee

        99.2 Receivables Purchase Agreement dated as of July 1, 1999, by and among National Bank of the Great Lakes, as Seller, Saks Incorporated, as Servicer, and Saks Credit Corporation, as Purchaser

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SAKS INCORPORATED, as Servicer under the SAKS CREDIT CARD MASTER TRUST
                                      (Registrant)



                                         /s/ Charles J. Hansen
                                      ------------------------
                                             Charles J. Hansen
                                             Senior Vice President and
                                             Associate General Counsel


Date:  July 1, 1999

                               INDEX TO EXHIBITS
                               -----------------

     Exhibit No.          Description
     -----------          -----------

     3.1                  Certificate of Incorporation of Saks Credit
                          Corporation

     3.2                  Bylaws of Saks Credit Corporation

     99.1 Amendment No. 2 dated as of July 1, 1999, to the Master Pooling and Servicing Agreement dated as of August 21, 1997, by and among Saks Credit Corporation, as Transferor, Saks Incorporated, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee

     99.2 Receivables Purchase Agreement dated as of July 1, 1999, by and among National Bank of the Great Lakes, as Seller, Saks Incorporated, as Servicer, and Saks Credit Corporation, as Purchaser